UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 11, 2007
MGIC Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)
Wisconsin

(State or Other Jurisdiction of Incorporation)

1-10816	39-1486475

(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI	53202

(Address of Principal Executive Offices)	(Zip Code)
(414) 347-6480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Portions of Press Release
Portions of Press Release

Item 2.02. Results of Operations and Financial Condition
     MGIC Investment Corporation issued a press release on April 11, 2007 announcing its results of operations for the quarter ended March 31, 2007 and certain other information. The portion of the press release that summarizes MGIC’s results of operations for the quarter ended March 31, 2007 and the risk factors applicable to forward-looking statements in the press release is filed as Exhibit 99.1. The remainder of the press release, which includes consolidated financial statements as of, and for the three months ending, March 31, 2007 and certain other information, is furnished as Exhibit 99.2.
Additional Information
     MGIC Investment Corporation and Radian Group Inc. have filed a joint proxy statement/prospectus and other relevant documents concerning the MGIC/Radian merger transaction with the United States Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain these documents free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by MGIC are available free of charge by contacting Investor Relations at MGIC Investment Corporation, 250 East Kilbourn Avenue, Milwaukee, WI 53202. Documents filed with the SEC by Radian are available free of charge by calling Investor Relations at (215) 231-1486.
     Radian and MGIC and their respective directors and executive officers, certain members of management and other employees are participants in the solicitation of proxies from Radian stockholders and MGIC stockholders with respect to the proposed merger transaction. Information regarding the directors and executive officers of Radian and MGIC and the interests of such participants are included in the joint proxy statement/prospectus filed with the SEC (which relates to the merger transaction, Radian’s 2007 annual meeting of stockholders and MGIC’s 2007 annual meeting of stockholders) and in the other relevant documents filed with the SEC.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits

Exhibit No.		Description
Exhibit 99.1	-	Portions of the Press Release dated April 11, 2007.

Exhibit 99.2	-	Portions of the Press Release dated April 11, 2007. (Pursuant to General Instruction B.2 to Form 8-K, this Exhibit is furnished and is not filed.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: April 11, 2007	By:	\s\ Joseph J. Komanecki
Joseph J. Komanecki
Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
Exhibit 99.1	-	Portions of the Press Release dated April 11, 2007.

Exhibit 99.2	-	Portions of the Press Release dated April 11, 2007. (Pursuant to General Instruction B.2 to Form 8-K, this Exhibit is furnished and is not filed.)